Principal Exchange-Traded Funds
Supplement dated August 2, 2021
to the Prospectus dated November 1, 2020
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL ACTIVE INCOME ETF
Delete the first paragraph and replace with the following:
Effective September 1, 2021, delete all references in this prospectus to the Principal Active Income ETF, and replace with Principal Active High Yield ETF. During the Fund’s transition to the changes that occur September 1, 2021, the Fund may temporarily deviate from its stated principal investment strategies.

SUMMARY FOR PRINCIPAL HEALTHCARE INNOVATORS INDEX ETF
Effective November 1, 2021, delete all references in this prospectus to Principal Healthcare Innovators Index ETF, and replace with Principal Healthcare Innovators ETF.

SUMMARY FOR PRINCIPAL MILLENNIALS INDEX ETF
Effective November 1, 2021, delete all references in this prospectus to Principal Millennials Index ETF, and replace with Principal Millennials ETF.

SUMMARY FOR PRINCIPAL SPECTRUM PREFERRED SECURITIES ACTIVE ETF
In the Sub-Advisor and Portfolio Managers section, under Spectrum Asset Management, Inc., add the following in alphabetical order:
Satomi Yarnell (since 2021), Portfolio Manager

SUMMARY FOR PRINCIPAL SPECTRUM TAX-ADVANTAGED DIVIDEND ACTIVE ETF
In the Sub-Advisor and Portfolio Managers section, under Spectrum Asset Management, Inc., add the following in alphabetical order:
Satomi Yarnell (since 2021), Portfolio Manager

MANAGEMENT OF THE FUNDS
Under Manager of Managers, add the following at the end of the section:
In accordance with a separate exemptive order that the Trust and PGI have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, provided that the Board Members are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting and the other conditions in the exemptive order are met.
Under The Sub-Advisor, in the Sub-Advisor: Spectrum Asset Management, Inc. section, add the following alphabetically to the list of portfolio managers:
Satomi Yarnell joined Spectrum in 2015. Ms. Yarnell earned a M.A. in Economics from Waseda University. Ms. Yarnell has earned the right to use the Chartered Financial Analyst designation and is a Chartered Member of Security Analyst Association of Japan (CMA).

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